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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 5, 1999 included in Powertel, Inc.'s Annual Report on Form 10-K for the year ending December 31, 1998 into this Registration Statement.




/s/ Arthur Andersen LLP


Atlanta, Georgia
September 20, 1999